SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

LARGE SCALE BIOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31275	77-0154648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Vaca Valley Parkway, Vacaville, California 95688

(Address of principal executive offices and zip code)

(707) 446-5501

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Exhibit Title or Description
99.1 99.2	Press release dated July 28, 2004 Transcript of conference call held on July 28, 2004

Item 12. Results of Operations and Financial Condition

The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and are not incorporated by reference into any filing of Large Scale Biology Corporation under the Securities Exchange Act of 1933 or the Securities Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in the filing.

On July 28, 2004, Large Scale Biology Corporation (the “Company”), issued a press release announcing its financial results for the quarter ended June 30, 2004, and held a conference call with investors and analysts regarding those financial results and related matters. The conference call was pre-announced and was available to the public through live teleconference and webcast and continued to be available until July 31, 2004 by webcast replay at www.lsbc.com. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

Included in the press release and during the conference call, the Company presented certain financial information on a GAAP and pro forma basis. Specifically, the Company’s GAAP net loss, net loss per share and total operating costs and expenses in the quarterly period ended June 30, 2003 included charges for severance benefits related to the Company’s reorganization. On a pro forma basis, these charges of $1.1 million were excluded from the financial results for the quarter ended June 30, 2003. This pro forma information was intended to improve the comparability of the Company’s operating results between the quarters ended June 30, 2004 and June 30, 2003.

In addition, the Company’s GAAP net loss, net loss per share and total operating costs and expenses for the six months ended June 30, 2003 included charges for severance benefits related to the Company’s 2003 reorganization and for asset impairment. Specifically, charges of $2.8 million were excluded from these pro forma financial results for the six months ended June 30, 2003. This pro forma information was intended to improve the comparability of the Company’s operating results between 2004 and 2003.

The Company’s management uses this pro forma information to evaluate its efforts to reduce costs and expenses related to continuing operating activities. The Company’s management believes that this pro forma information is useful to investors because it helps them assess the effectiveness of these efforts. Presented below is a reconciliation of the Company’s GAAP net loss, net loss per share, and total operating costs and expenses to a pro forma basis for the quarterly periods ended June 30, 2004 and 2003 and for the six months ended June 30, 2004 and 2003 as presented in the press release and the conference call.

Reconciliation of GAAP and Pro Forma Financial Results

(in thousands, except per share amounts)

	Three Months Ended,
	June 30, 2004		June 30, 2003
	Amount	Per Share	Amount	Per Share
GAAP net loss	$(4,071)	$(0.13)	$(6,207)	$(0.24)
Pro forma adjustments:
Severance benefits	—	—	1,079	0.04

Pro forma net loss	$(4,071)	$(0.13)	$(5,128)	$(0.20)

	Three Months Ended,
	June 30, 2004	June 30, 2003
Total GAAP operating costs and expenses	$4,453	$7,158
Pro forma adjustments:
Severance benefits	—	(1,079)

Total pro forma operating costs and expenses	$4,453	$6,079

	Six Months Ended,
	June 30, 2004		June 30, 2003
	Amount	Per Share	Amount	Per Share
GAAP net loss	$(8,395)	$(0.29)	$(13,842)	$(0.54)
Pro forma adjustments:
Severance benefits	—	—	1,079	0.04
Impairment of property	—	—	1,698	0.06

Pro forma net loss	$(8,395)	$(0.29)	$(11,065)	$(0.44)

	Six Months Ended,
	June 30, 2004	June 30, 2003
Total GAAP operating costs and expenses	$9,105	$15,717
Pro forma adjustments:
Severance benefits	—	(1,079)
Impairment of property	—	(1,698)

Total pro forma operating costs and expenses	$9,105	$12,940

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Large Scale Biology Corporation

Date: August 3, 2004	By:	/s/ MICHAEL D. CENTRON
Michael D. Centron
Vice President, Finance and Administration

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1 99.2	Press release dated July 28, 2004 Transcript of conference call held on July 28, 2004